RealPage Reports Q1 2012 Financial Results

-- 2012 Q1 Non-GAAP revenue increases 29.5% to $74.5 million

-- 2012 Q1 adjusted EBITDA increases 35.4% to $16.4 million

-- 2012 Q1 Non-GAAP earnings per share increases 42.9% to $0.10 per diluted share

CARROLLTON, Texas, May 3, 2012 /PRNewswire/ -- RealPage, Inc. (NASDAQ: RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its first quarter ended March 31, 2012.

(Logo: http://photos.prnewswire.com/prnh/20110912/DA66533LOGO)

"RealPage has started the year strongly as evidenced by our solid first quarter financial performance," says Steve Winn, Chairman and CEO of RealPage. "Non-GAAP total revenue performance was up 29% year over year and Adjusted EBITDA grew 35% over the same period. Our growth in on demand units and revenue per unit resulted in an annual customer value of $286 million, an increase of 34% compared to the prior year quarter. We believe this demonstrates our success in cross selling additional software solutions and services into our installed base and our ability to capture new units effectively across property managers and owners of all sizes."

First Quarter 2012 Financial Highlights

  Non-GAAP total revenue was $74.5 million, an increase of 29.5% year-over-year;
  Non-GAAP on demand revenue was $70.8 million, an increase of 33.7% year-over-year;
  Adjusted EBITDA was $16.4 million, an increase of 35.4% year-over-year;
  Non-GAAP net income was $7.6 million, or $0.10 per diluted share, a year-over-year increase of 47.8% and 42.9%, respectively;
  GAAP net income was $1.7 million, or $0.02 per diluted share, compared to a GAAP net loss of $0.6 million, or $0.01 per diluted share, in the prior year quarter; and
  Net cash provided by operating activities was $10.9 million, an increase of 17.7% year-over-year.

Financial Outlook

RealPage management expects to achieve the following results during its second quarter ended June 30, 2012:

  Non-GAAP total revenue is expected to be in the range of $77.5 million to $79.0 million;
  Adjusted EBITDA is expected to be in the range of $16.8 million to $17.3 million;
  Non-GAAP net income is expected to be in the range of $7.9 million to $8.2 million, or $0.11 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 74.0 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2012:

  Non-GAAP total revenue is expected to be in the range of $321.5 million to $330.0 million;
  Adjusted EBITDA is expected to be in the range of $71.9 million to $75.0 million;
  Non-GAAP net income is expected to be in the range of $34.0 million to $36.0 million, or $0.46 to $0.49 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 74.1 million.

Please note that the above statements are forward looking and that Non-GAAP total revenue includes an adjustment for the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. In addition, the above statements also include the impact of acquisitions and exclude any impact resulting from the Yardi Systems litigation. Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EDT to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 855-859-2056 or 404-537-3406, passcode 75552849, until May 13, 2012.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its on demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, senior living and military housing properties; LeaseStar™ multichannel managed marketing that enables owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; OpsTechnology® spend management systems that help owners manage and control operating expenses; and Compliance Depot™ vendor management and qualification services to assist a community in managing its compliance vendor program. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. RealPage's MyNewPlace® subsidiary is one of the largest lead generation apartment and home rental websites, offering apartment owners and managers qualified, prospective residents through subscription, pay-per-lead and LeaseMatch pay-per-lease programs. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, growth, expenditures, tax rates, outstanding shares and potential benefits of completed acquisitions. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as "expects," "believes," "plans" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) RealPage, Inc.'s failure to integrate acquired businesses and any future acquisitions successfully; (e) the timing and success of new product introductions by RealPage, Inc. or its competitors; (f) changes in RealPage, Inc.'s pricing policies or those of its competitors; (g) litigation; and (h) such other risk and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC"), including RealPage's Annual Report on Form 10-K previously filed with the SEC on February 24, 2012. All information provided in this release is as of the date hereof and RealPage, Inc. undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses, any impact related to the Yardi Systems litigation, acquisition-related deferred revenue adjustments, and acquisition related expenses (including any purchase accounting adjustments). Reconciliation tables comparing GAAP financial measures to non-GAAP financial measures are included at the end of this release.

We define Adjusted EBITDA as net (loss) income plus acquisition-related deferred revenue adjustment, depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to the Yardi Systems litigation and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense and any impact related to the Yardi Systems litigation, from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Statements of Operations
For the Three Months Ended March 31, 2012 and 2011
(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2012	2011
Revenue:
On demand	$ 70,718	$ 52,937
On premise	1,416	1,645
Professional and other	2,283	2,966
Total revenue	74,417	57,548
Cost of revenue(1)	30,613	24,683
Gross profit	43,804	32,865
Operating expense:
Product development(1)	11,313	10,316
Sales and marketing(1)	16,806	12,794
General and administrative(1)	12,303	9,776
Total operating expense	40,422	32,886
Operating income (loss)	3,382	(21)
Interest expense and other, net	(636)	(1,166)
Income (loss) before income taxes	2,746	(1,187)
Income tax expense (benefit)	1,026	(539)
Net income (loss)	$ 1,720	$ (648)

Net income (loss) per share
Basic	$ 0.02	$ (0.01)
Diluted	$ 0.02	$ (0.01)
Weighted average shares used in
computing net income (loss) per share
Basic	70,590	66,800
Diluted	73,170	66,800

(1) Includes stock-based compensation	Three Months Ended
expense as follows:	March 31,
	2012	2011
Cost of revenue	$ 689	$ 298
Product development	1,062	980
Sales and marketing	737	2,733
General and administrative	1,500	842
	$ 3,988	$ 4,853

Condensed Consolidated Balance Sheets
At March 31, 2012 and December 31, 2011
(unaudited, in thousands, except share data)

	March 31,	December 31,
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$49,575	$51,273
Restricted cash	22,557	19,098
Accounts receivable, less allowance for doubtful accounts
of $1,192 and $979 at March 31, 2012 and
December 31, 2011, respectively	42,648	43,883
Deferred tax asset, net of valuation allowance	225	272
Other current assets	10,069	10,232
Total current assets	125,074	124,758
Property, equipment and software, net	28,224	27,974
Goodwill	131,901	129,292
Identified intangible assets, net	110,507	112,308
Deferred tax asset, net of valuation allowance	2,008	2,539
Other assets	4,439	3,194
Total assets	$402,153	$400,065
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$8,043	$12,218
Accrued expenses and other current liabilities	29,029	25,816
Current portion of deferred revenue	55,075	57,325
Customer deposits held in restricted accounts	22,478	19,017
Total current liabilities	114,625	114,376
Deferred revenue	9,579	8,693
Revolving credit facility	45,000	50,312
Other long-term liabilities	3,649	3,803
Total liabilities	172,853	177,184
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares
authorized and zero shares March 31, 2012
and December 31, 2011, respectively	-	-
Common stock, $0.001 par value per share: 125,000,000 shares authorized, 73,916,813 and 73,115,779 shares issued and
73,433,527 and 72,701,571 shares outstanding at
March 31, 2012 and December 31, 2011, respectively	74	73
Additional paid-in capital	322,712	316,964
Treasury stock, at cost: 483,286 and 414,208 shares at	(4,184)	(3,138)
March 31, 2012 and December 31, 2011, respectively
Accumulated deficit	(89,241)	(90,961)
Accumulated other comprehensive loss	(61)	(57)
Total stockholders' equity	229,300	222,881
Total liabilities and stockholders' equity	$402,153	$400,065

Condensed Consolidated Statements of Cash Flows
For the Three Months Ended March 31, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2012	2011
Cash flows from operating activities:
Net income (loss)	$ 1,720	$ (648)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	7,878	6,773
Deferred tax expense (benefit)	578	(778)
Stock-based compensation	3,988	4,853
Loss on disposal of assets	178	397
Acquisition-related contingent consideration	430	62
Changes in assets and liabilities, net of assets acquired
and liabilities assumed in business combinations:	(3,870)	(1,398)
Net cash provided by operating activities	10,902	9,261
Cash flows from investing activities:
Purchases of property, equipment and software	(3,560)	(1,954)
Acquisition of businesses, net of cash acquired	(4,303)	(184)
Intangible asset purchase	(75)	-
Net cash used by investing activities	(7,938)	(2,138)
Cash flows from financing activities:
Stock issuance costs from public offerings	$ -	$ (775)
Payments on and proceeds from debt, net	(5,373)	(2,961)
Issuance of common stock	1,761	3,044
Purchase of treasury stock	(1,046)	(186)
Net cash used by financing activities	(4,658)	(878)
Net (decrease) increase in cash and cash equivalents	(1,694)	6,245
Effect of exchange rate on cash	(4)	(12)
Cash and cash equivalents:
Beginning of period	51,273	118,010
End of period	$ 49,575	$ 124,243

Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended March 31, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2012	2011

Revenue:	$ 74,417	$ 57,548
Acquisition-related deferred revenue adjustment	81	-
Non-GAAP revenue	$ 74,498	$ 57,548

	Three Months Ended
	March 31,
	2012	2011
Adjusted gross profit:
Gross profit	$ 43,804	$ 32,865
Acquisition-related deferred revenue adjustment	81	-
Depreciation	1,585	1,490
Amortization of intangible assets	2,418	2,176
Stock-based compensation expense	689	298
Adjusted gross profit	$ 48,577	$ 36,829

Adjusted gross profit	65.2%	64.0%

	Three Months Ended
	March 31,
	2012	2011
Adjusted EBITDA:
Net income (loss)	$ 1,720	$ (648)
Acquisition-related deferred revenue adjustment	81	-
Depreciation, asset impairment and loss on disposal of asset	3,227	3,124
Amortization of intangible assets	4,829	4,046
Interest expense, net	638	783
Income tax expense (benefit)	1,026	(539)
Litigation-related expense	360	320
Stock-based compensation expense	3,988	4,853
Acquisition-related expense	553	186
Adjusted EBITDA	$ 16,422	$ 12,125

Adjusted EBITDA margin	22.0%	21.1%

	Three Months Ended
	March 31,
	2012	2011
Non-GAAP total product development:
Product Development	$ 11,313	$ 10,316
Less: Amortization of intangible assets	-	-
Stock-based compensation expense	1,062	980
Non-GAAP total product development:	$ 10,251	$ 9,336

Non-GAAP total product development as % of non-GAAP revenue:	13.8%	16.2%

Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended March 31, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2012	2011
Non-GAAP total sales and marketing:
Sales and marketing	$ 16,806	$ 12,794
Less: Amortization of intangible assets	2,411	1,870
Stock-based compensation expense	737	2,733
Non-GAAP total sales and marketing:	$ 13,658	$ 8,191

Non-GAAP total sales and marketing as % of non-GAAP revenue:	18.3%	14.2%

	Three Months Ended
	March 31,
	2012	2011
Non-GAAP total general and administrative:
General and administrative	$ 12,303	$ 9,776
Less: Acquisition-related expense	553	186
Stock-based compensation expense	1,500	842
Litigation related expense	360	320
Non-GAAP total general and administrative:	$ 9,890	$ 8,428

Non-GAAP total general and administrative as % of non-GAAP revenue:	13.3%	14.6%

	Three Months Ended
	March 31,
	2012	2011
Non-GAAP total operating expenses:
Operating expenses	$ 40,422	$ 32,886
Less: Amortization of intangible assets	2,411	1,870
Acquisition-related expense	553	186
Stock-based compensation expense	3,299	4,555
Litigation related expense	360	320
Non-GAAP total operating expenses:	$ 33,799	$ 25,955

Non-GAAP total operating expenses as % of non-GAAP revenue:	45.4%	45.1%

	Three Months Ended
	March 31,
	2012	2011
Non-GAAP operating income:
Operating income (loss)	$ 3,382	$ (21)
Acquisition-related deferred revenue adjustment	81	-
Amortization of intangible assets	4,829	4,046
Stock-based compensation expense	3,988	4,853
Acquisition-related expense	553	186
Litigation related expense	360	320
Non-GAAP operating income	$ 13,193	$ 9,384

Non-GAAP operating margin	17.7%	16.3%

Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended March 31, 2012 and 2011
(unaudited, in thousands, except per share data)

		Three Months Ended
		March 31,
		2012	2011
Non-GAAP net income:
	Net income (loss)	$ 1,720	$ (648)
	Acquisition-related deferred revenue adjustment	81	-
	Amortization of intangible assets	4,829	4,046
	Stock-based compensation expense	3,988	4,853
	Acquisition-related expense	553	186
	Litigation related expense	360	320
	Loss on disposal of assets	178	397
	Subtotal of tax deductible items	9,989	9,802

	Tax impact of tax deductible items(1)	(3,996)	(3,921)
	Tax expense resulting from applying effective tax rate(2)	(72)	(64)
	Non-GAAP net income	$ 7,641	$ 5,169

	Non-GAAP net income per share - diluted	$ 0.10	$ 0.07

	Weighted average shares - diluted	73,170	66,800
	Weighted average effect of dilutive securities	-	3,811
	Non-GAAP weighted average shares - diluted	73,170	70,611

(1)

Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, acquisition-related deferred revenue adjustment and acquisition-related expense.

(2)	Represents adjusting to a normalized effective tax rate of 40%.

		Three Months Ended
		March 31,
		2012	2011
Annualized on demand revenue per average on demand unit:
	On demand revenue	$ 70,718	$ 52,937
	Acquisition-related deferred revenue adjustment	81	-
	Non-GAAP on demand revenue	$ 70,799	$ 52,937

	Ending on demand units	7,431	6,159
	Average on demand units	7,366	6,113

	Annualized on demand revenue per average on demand unit	$ 38.45	$ 34.64

	Annual customer value of on demand revenue(1)	$ 285,722	$ 213,348
	On demand customers	8,039	7,078

(1)

This metric represents management's estimate for the current annual run-rate value of on demand customer relationships.  This metric is calculated by multiplying ending on demand units times annualized on demand revenue per average non-GAAP on demand unit for the periods presented.

CONTACT: Investor Relations, Rhett Butler, +1-972-820-3773, rhett.butler@realpage.com